Supplemental Financial Information	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplemental Financial Information

5 Supplemental Financial Information

Statement of Operations Information

Depreciation, amortization and impairment

Depreciation and amortization, including impairment charges, are as follows:

	2016	2015	2014
Depreciation of property, plant and equipment	609	262	219
Amortization of internal use software	24	26	31
Amortization of other identified intangible assets (*)	1,572	229	155

	2,205	517	405

(*)	Includes impairment charges relative to IPR&D, which was acquired as part of the acquisition of Freescale of $89 million for 2016.

Depreciation of property, plant and equipment is primarily included in cost of revenue.

Other income (expense)

	2016	2015	2014
Result on disposal of businesses	8	1,257	6
Result on disposal of properties	1	6	3
Other income (expense)	—	—	1

	9	1,263	10

Financial income (expense)

	2016	2015	2014
Interest income	11	6	3
Interest expense	(408)	(227)	(158)

Total interest expense, net	(397)	(221)	(155)
Net gain (loss) on extinguishment of debt	(32)	—	(3)
Foreign exchange rate results	(15)	(193)	(246)
Change in fair value of the warrant liability	—	(31)	(2)
Miscellaneous financing costs/income, net	(9)	(84)	(4)

Total other financial income (expense)	(56)	(308)	(255)

Total	(453)	(529)	(410)

From May 2011 until December 31, 2015, the Company applied net investment hedging. As of January 1, 2016, as a result of the acquisition of Freescale, NXP has concluded that the functional currency of the holding company is USD. Beginning from January 1, 2016, the warrants will now be classified in stockholders’ equity, and mark-to-market accounting will no longer be applicable. In addition our U.S. dollar-denominated notes, term loans and RCF agreements will no longer need to be re-measured. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion was hedged by certain U.S. dollar-denominated notes. As a result, a charge of $190 million in 2015 and a charge of $214 million in 2014 was recorded in other comprehensive income (loss) relating to the foreign currency result on the U.S. dollar-denominated notes that were recorded in a euro functional currency entity.

Equity-accounted investees

Results related to equity-accounted investees at the end of each period were as follows:

	2016	2015	2014
Company’s share in income (loss)	11	8	8
Other results	—	1	—

	11	9	8

The total carrying value of investments in equity-accounted investees is summarized as follows:

	2016		2015
	Shareholding %	Amount	Shareholding %	Amount
ASMC	27	21	27	21
ASEN	40	56	40	46
WeEn	49	62	49	59
Others		15		15

		154		141

Investments in equity-accounted investees are included in Corporate and Other.

The fair value of NXP’s shareholding in the publicly listed company ASMC based on the quoted market price at December 31, 2016 is $35 million.

Balance Sheet Information

Cash and cash equivalents

At December 31, 2016 and December 31, 2015, our cash balance was $1,894 million and $1,614 million, respectively, of which $316 million and $485 million was held by SSMC, our consolidated joint venture company with TSMC. Under the terms of our joint venture agreement with TSMC, a portion of this cash can be distributed by way of a dividend to us, but 38.8% of the dividend will be paid to our joint venture partner. During 2016, a dividend of $325 million (2015: $130 million) has been paid by SSMC.